Exhibit 3.68

NORTH CAROLINA Department of the Secretary of State

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF INCORPORATION

OF

URS CORPORATION - NORTH CAROLINA

the original of which was filed in this office on the 6th day of August, 2001.

Scan to verify online.	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 14th day of February, 2017.

/s/ Elaine F. Marshall

Secretary of State
Certification# 99772082-1 Reference# 13535252- Page: 1 of 4 Verify this certificate online at http://www.sosnc.gov/verification

21 215 5099	State of North Carolina	SOSID: 599933
	Department of the Secretary of State	Date Filed: 8/6/2001 10:27 AM
	ARTICLES OF INCORPORATION	Elaine F. Marshall
	(PROFESSIONAL CORPORATION)	North Carolina Secretary of State

Pursuant to Chapter 55B and § 55-2-02 of the General Statutes of North Carolina, the undersigned does hereby submit these Articles of Incorporation for the purpose of forming a professional corporation:

1              The name of the corporation is:  URS Corporation - North Carolina

2.             The number of shares the corporation is authorized to issue is:  Four hundred

These shares shall be: (check either a or b)

a. ☒ all of one class, designated as common stock; or

b. ☐ divided into classes or series within a class as provided in the attached schedule, with the information required by N.C.G S. § 55-6-01.

3              The street address and county of the initial registered office of the corporation is:

Number and Street              225 Hillsborough Street

City, State, Zip Code          Raleigh, North Carolina     County  Wake

4.             The mailing address if different from the street address of the initial registered office is:

5.             The name of the initial registered agent is:  CT Corporation

6.             Any other provisions, which the corporation elects to include, are attached.

7.             The specific purpose for which the corporation is being formed:  Engineering

8.             The name and address of each incorporator is as follows: (Attach additional sheets if necessary.)

William D. Webb, 5301 77 Center Drive, Suite 41, Charlotte, North Carolina 28217

9.             With respect to each professional service to be practiced through the corporation, the name of at least one of the corporation’s incorporators who is a licensee of the licensing board which regulates such profession in this State is:  William D. Webb

10.          A certification by the appropriate licensing board that the shareholder interests of the corporation are in compliance with the requirements of N,C.G.S. Sections 55B-4(2) and 55B-6 is attached.

Revised January 2000		Form PC-05

CORPORATIONS DIVISION	P. O. BOX 29622	RALEIGH, NC 27626-0622

Certification# 99772082-1 Reference# 13535252- Page: 2 of 4

11.          These articles will be effective upon filing, unless a date and/or time is specified:

This the  17th day of July, 2001.

/s/ William D. Webb
Signature

William D Webb, Incorporator
Type or Print Name and Title

NOTES:

1.             Filing fee is 5125. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.

2.             Only a “professional corporation” may use this form. To determine whether a particular corporation is such a “professional corporation,” t: is necessary to examine the requirements of N.C.G.S. g 55B-2(5). If the corporation does not meet those requirements, it must use the standard form for incorporation of a business corporation.

Revised January 2000		Form PC-05

CORPORATIONS DIVISION	P. O. BOX 29622	RALEIGH, NC 27626-0622

Certification# 99772082-1 Reference# 13535252- Page: 3 of 4

NORTH CAROLINA BOARD OF EXAMINERS
FOR ENGINEERS AND SURVEYORS
310 West Millbrook Road
Raleigh, North Carolina 27609

Provisional

CERTIFICATE of LICENSURE

for

PROFESSIONAL CORPORATION

(Certificate expires and becomes invalid as of September 19, 2001 )

[For professions other than engineering and land surveying,
obtain Certificate(s) from appropriate Licensing Board(s).]

TO:                           Office of the Secretary of State
Corporations Division
300 North Salisbury Street
Raleigh, North Carolina 27603-5909

FROM:       North Carolina Board of Examiners for
Engineers and Surveyors

The incorporators, officers and/or directors of :

URS Corporation-North Carolina

have identified, by application to the Board of Examiners, the names and addresses of the owners (or proposed owners) of the shares of the Corporation. Said application also certifies that the shares of said Corporation are (or will be) owned in accordance with the provisions of G. S. 55B.

Based upon my examination of the records of this office, I hereby certify that at least one director and one officer of the corporation are “licensees” as defined in §55B-2(2) and authorized to practice Engineering and/or Land Surveying pursuant to the requirements of the North Carolina Engineering and Land Surveying Act, Chapter 89C of the North Carolina General Statutes.

This Certificate is executed under the authority of the North Carolina Board of Examiners for Engineers and Surveyors, this the 19th  day of July 2001.

/s/ Jerry T. Carter
Executive Director

Telephone	FAX	EMAIL Address	WEB Site
(919) 841-4000	(919) 841-4012	ncboard@ncbels.org	www.ncbels.org

Certification# 99772082-1 Reference# 13535252- Page: 4 of 4

NORTH CAROLINA Department of the Secretary of State

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

URS CORPORATION - NORTH CAROLINA

the original of which was filed in this office on the 5th day of May, 2004.

Scan to verify online.	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 14th day of February, 2017.

/s/ Elaine F. Marshall

Secretary of State
Certification# 99772083-1 Reference# 13535252- Page: 1 of 4 Verify this certificate online at http://www.sosnc.gov/verification

SOSID: 0599933
Date Filed: 5/5/2004 9:57:00 AM
Elaine F. Marshall
North Carolina Secretary of State
C200412500753

State of North Carolina
Department of the Secretary of State

ARTICLES OF AMENDMENT
BUSINESS CORPORATION

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1.                                      The name of the corporation is:  URS CORPORATION - NORTH CAROLINA

2.                                      The text of each amendment adopted is as follows (State below or attach):

“7. The specific purpose for which the corporation is being formed: engineering and geology.”

3.                                      If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself are as follows:

4.                                      The date of adoption of each amendment was as follows:  April 1, 2004

5.                                      (Check either a, b, c, or d, whichever is applicable)

a.☐ The amendment(s) was (were) duly adopted by the incorporators prior to the issuance of shares.

b.☐ The amendments) was (were) duly adopted by the board of directors prior to the issuance of shares.

c.☐ The amendment(s) was (were) duly adopted by the board of directors without shareholder action as shareholder action was not required because (set forth a brief explanation of why shareholder action was not required)

d.☒ The amendment(s) was (were) approved by shareholder action, and such shareholder approval was obtained as required by Chapter 55 of the North Carolina General Statutes.

CORPORATIONS DIVISION	P. O. BOX 29622	RALEIGH, NC 27626-0622
(Revised January 2002)		(Form B-02)
NCO05 • 09/18/02 C T System Online

Certification# 99772083-1 Reference# 13535252- Page: 2 of 4

ARTICLES OF AMENDMENT

6. These articles will be effective upon filing, unless a delayed time and date is specified:

This the 8th day of April, 2004

URS Corporation - North Carolina
Name of Corporation

/s/ Kristin L. Jones
Signature

Kristin L. Jones, Assistant Secretary
Type or Print Name and Title

NOTES:

1. Filing fee is $50. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.

CORPORATIONS DIVISION	P. O. BOX 29622	RALEIGH, NC 27626-0622
(Revised January 2002)	(Form B-02)
NC005 — 09/18/02 C T System Online

Certification# 99772083-1 Reference# 13535252- Page: 3 of 4

Chairman, Macklin Armstrong Vice Chairman, Ivan Gilmore Secretary-Treasurer, James Simons Members Godfrey Gayle Charles Almy William Lyke	P.O. Box 41225 Raleigh, NC 27629-1225 Telephone (919) 850-9669 Facsimile (919) 872-1598 Email: ncblg@bellsouth.net

North Carolina Board for Licensing of Geologists

April 27, 2004

Robert H. MacWilliams

URS Corporation-North Carolina

1600 Perimeter Park Drive

Morrisville, NC 27560

Re:                             Corporate Registration
Letter of Certification

URS Corporation-North Carolina, has submitted a properly executed application for a corporate certificate of registration to the North Carolina Board for licensing of Geologists. The Board has determined that the application is valid and that the application meets the requirements of General Statute 55B, insofar as the Board can determine and that the ownership of the shares of stock are in compliance with the requirements of G.S. 55B-4(2) and G.S. 55B-6.

The corporation meets the applicable provisions of the Professional Corporations Act, Chapter 89E of the General Statutes of North Carolina.

Present this “Letter of Certification” to the Secretary of State, along with any other documentation their office requires to obtain your “Articles of Amendment” and or a “Certificate of Authority”. When the Secretary of State issues this/these document(s), it will be necessary to send a copy of each to the Board, along with a check for the $25.00 license fee to obtain your corporate registration number. The Board will then send you a registration card and wall certificate.

Please give us a call if we can be of further assistance.

Sincerely,

/s/ Barbara U. Geiger
Barbara U. Geiger
Assistant to the Administrator

enclosure

/bug

Certification# 99772083-1 Reference# 13535252- Page: 4 of 4

NORTH CAROLINA Department of the Secretary of State

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

URS CORPORATION - NORTH CAROLINA

the original of which was filed in this office on the 9th day of July, 2008.

Scan to verify online.	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 14th day of February, 2017.

/s/ Elaine F. Marshall

Secretary of State
Certification# 99772084-1 Reference# 13535252- Page: 1 of 4 Verify this certificate online at http://www.sosnc.gov/verification

SOSID: 0599933
Date Filed: 7/9/2008 4:37:00 PM
Elaine F. Marshall
North Carolina Secretary of State
C200819100107

State of North Carolina
Department of the Secretary of State

ARTICLES OF AMENDMENT
BUSINESS CORPORATION

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1.                                      The name of the corporation is: URS CORPORATION - NORTH CAROLINA

2.                                      The text of each amendment adopted is as follows (State below or attach):

“7. The specific purposes for which the corporation is being formed: engineering, land surveying and geology.”

3.                                      If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

4.                                      The date of adoption of each amendment was as follows. June 16, 2008

5.                                      (Check either a, b, c, or d, whichever is applicable)

a. ☐ The amendment(s) was (were) duly adopted by the incorporators prior to the issuance of shares.

b. ☐ The amendment(s) was (were) duly adopted by the board of directors prior to the issuance of shares.

c. ☐ The amendment(s) was (were) duly adopted by the board of directors without shareholder action as shareholder action was not required because (set forth a brief explanation of why shareholder action was not required.)

d. ☒ The amendment(s) was (were) approved by shareholder action, and such shareholder approval was obtained as required by Chapter 55 of the North Carolina General Statutes.

CORPORATIONS DIVISION	P. O. BOX 29622	RALEIGH, NC 27626-0622
(Revised January 2002)		(Form B-02)

NC005 — 04/16/2008 C T System Online

C200819100107

ARTICLES OF AMENDMENT

6. These articles will be effective upon filing, unless a delayed time and date is specified:

This the 18th day of June, 2008

URS Corporation - North Carolina
Name of Corporation

/s/ Kristin L. Jones
Signature

Kristin L. Jones, Secretary
Type or Print Name and Title

NOTES:

1.                                      Filing fee is $50. This document must be filed with the Secretary of State.

CORPORATIONS DIVISION	P. O. BOX 29622	RALEIGH, NC 27626-0622
(Revised January 2002)		(Form B-02)

NC005 - 04/16/2008 C T System Online

Certification# 99772084-1 Reference# 13535252- Page: 3 of 4

C200819100107

NORTH CAROLINA BOARD OF EXAMINERS
FOR ENGINEERS AND SURVEYORS
4601 Six Forks Rd Suite 310
Raleigh, North Carolina 27609

CERTIFICATE FOR FILING
with
SECRETARY OF STATE

to add a service to a

PROFESSIONAL CORPORATION

(Certificate expires and becomes invalid as of July 22.2008)

[For professions other than engineering and land surveying,
obtain Certificate(s) from appropriate Licensing Board(s).]

TO:	Office of the Secretary of State
PO Box 29622
Raleigh, North Carolina 27626-0622

FROM:	North Carolina Board of Examiners
for Engineers and Surveyors

The Officers, Directors and Shareholders of:

URS Corporation-North Carolina

have made application to our Board to add land surveying as a Professional service to be offered and have identified, by application to the Board of Examiners, the names and addresses of the Officers, Directors and Shareholders (or proposed Officers, Directors and Shareholders) of the Company. Said application also certifies that shares of said Corporation are (or will be) owned in accordance with the provisions of G. S. 55B. Based upon my examination of the records of this office, I hereby certify that at least one Officer, Director and Shareholder of the company is a “licensee” as defined in §55B-2(2) and is authorized to practice Engineering and Land Surveying pursuant to the requirements of the North Carolina Engineering and Land Surveying Act, Chapter 89C of the North Carolina General Statutes.

This Certificate is executed under the authority of the North Carolina State Board of Examiners for Engineers and Surveyors, this 20th day of June 2008.

/s/ Andrew L. Ritter
Andrew L. Ritter
Executive Director

Telephone	FAX	EMAIL Address	WEB Site
(919) 791-2000	(919) 791-2012	ncbels@ncbels.org	www.ncbels.org

Certification# 99772084-1 Reference# 13535252- Page: 4 of 4

NORTH CAROLINA Department of the Secretary of State

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

URS CORPORATION - NORTH CAROLINA

the original of which was filed in this office on the 23rd day of April, 2014.

Scan to verify online.	IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 14th day of February, 2017.

/s/ Elaine F. Marshall
Secretary of State

Certification# 99772085-1 Reference# 13535252- Page: 1 of 4 Verify this certificate online at http://www.sosnc.gov/verification

SOSID: 0599933
Date Filed: 4/23/2014 10:45:00 AM
Elaine F. Marshall
North Carolina Secretary of State
C2014 069 00645

State of North Carolina
Department of the Secretary of State

ARTICLES OF AMENDMENT
BUSINESS CORPORATION

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

I. The name of the corporation is:  URS Corporation - North Carolina

2.                                      The text of each amendment adopted is as follows (State below or attach):

“7. The specific purposes for which the corporation is being formed: engineering, land surveying, geology and landscape architecture.”

3.                                      If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

4.                                      The date of adoption of each amendment was as follows. September 30, 2013

5.                                      (Check either a, b, c, or d, whichever is applicable)

a.   ☐   The amendment(s) was (were) duly adopted by the incorporators prior to the issuance of shares.

b.   ☐   The amendment(s) was (were) duly adopted by the board of directors prior to the issuance of shares.

c.   ☐   The amendment(s) was (were) duly adopted by the board of directors without shareholder action as shareholder action was not required because (set forth a brief explanation of why shareholder action was not required.)

d.   ☒   The amendment(s) was (were) approved by shareholder action, and such shareholder approval was obtained as required by Chapter 55 of the North Carolina General Statutes.

CORPORATIONS DIVISION	P. 0. BOX 29622	RALEIGH, NC 27626-0622
(Revised January 2002)		(Form B-02)

NC0005 — 04/16/2008 C T System Online

Certification# 99772085-1 Reference# 13535252- Page: 2 of 4

ARTICLES OF AMENDMENT

6.                                      These articles will be effective upon filing, unless a delayed time and date is specified:

This the 20 day of February, 2014

URS Corporation - North Carolina
Name of Corporation

/s/ Lori Molitor
Signature

Lori Molitor, Vice President
Type or Print Name and Title

NOTES:

1. Filing fee is $50. This document must be filed with the Secretary of State.

CORPORATIONS DIVISION	P. O. BOX 29622	RALEIGH, NC 27626-0622
(Revised January 2002)		(Form B-02)

NC005 - 04/16/2008 C T System Online

Certification# 99772085-1 Reference# 13535252- Page: 3 of 4

North Carolina Board of Landscape Architects
P.O. Box 41225 • Raleigh, NC 27629-1225
(919) 850-9088 • Fax: (919) 872-1598 • Email: ncbla@bellsouth.net

COUNTY OF WAKE

STATE OF NORTH CAROLINA

CERTIFICATION

URS Corporation - North Carolina, has submitted a properly executed application for a corporate certificate of registration to the North Carolina Board of Landscape Architects. The Board has determined that the application is valid and that the application meets the requirements of General Statute 55B, insofar as the Board can determine and that the ownership of the shares of stock are in compliance with the requirements of GS55B-4(2) and GS55B-6.

The individuals hereinafter named have been duly registered in accordance with the provisions of Chapter 89A of the General Statutes of North Carolina entitled “Landscape Architects”.

Lori Molitor, #1740
6000 Fairview Road, Suite 200
Charlotte, NC 29210

The above named individual(s) holds a current certificate of registration entitling them to use the title of “Landscape Architect” and to practice Landscape Architecture in the State of North Carolina.

The undersigned official representative of the NORTH CAROLINA BOARD OF LANDSCAPE ARCHITECTS does hereby certify that all of the above facts are true and accurate to the best of his knowledge.

Given in office in Raleigh, North Carolina, this day, 7 February, 2014.

/s/ Barbara U. Geiger
Barbara U. Geiger
Board Administrator
NORTH CAROLINA BOARD OF LANDSCAPE ARCHITECTS

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